Prospectus Supplement	June 23, 2010

Putnam VT Capital Opportunities Fund Prospectuses dated April 30, 2010

The subsection Your fund’s management in the Fund summary or Fund summaries section is deleted in its entirety and replaced with the following disclosure:

Investment advisor
Putnam Investment Management, LLC

Portfolio managers
Joseph Joseph, Portfolio Manager, portfolio manager of fund since 1999
Randy Farina, Portfolio Manager, portfolio manager of fund since 2010
John McLanahan, Portfolio Manager, portfolio manager of fund since 2010

The section Who oversees and manages the fund? or Who oversees and manages the funds? is supplemented to reflect that the officers of Putnam Management primarily responsible for the day-to-day management of the fund’s portfolio are now Joseph Joseph, Randy Farina and John McLanahan.

Positions held by Mr. Joseph over the past five years are set forth in the prospectuses.

Mr. Farina joined the fund in 2010. From 1997 to present, he has been employed by Putnam Management, currently as a Portfolio Manager and previously as an Analyst.

Mr. McLanahan joined the fund in 2010. From 1996 to present, he has been employed by Putnam Management, currently as a Portfolio Manager and previously as an Analyst.

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